UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 5, 2013

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 5, 2013 discussing our third quarter fiscal 2013 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 5, 2013 discussing our third quarter fiscal 2013 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on March 5, 2013 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief regarding our success in executing on our growth strategy, which is underpinned by our focus on the core firearm business; our expectations regarding continuing strength in the consumer market for firearms; our belief that a fuller impact of our ongoing capacity expansion efforts should be felt in the fourth quarter of fiscal 2013, including for our M&P® branded products; the success of our new go-to-market strategy; the outcome of the national discussion about how to cope with violence in our communities; the success of a comprehensive approach to preventing violence in our communities; our continued participation in the national discussion through our industry’s representatives at the National Shooting Sports Foundation; the evolving political and legislative landscape; the success of our growth strategy, including taking market share with our M&P® polymer pistol, leveraging our established high-value product portfolio, and building an extremely flexible manufacturing operation; our belief that elements of our strategy will allow us to be responsive should the market or legislative developments drive a change in future demand; our expectations regarding our operating expenses for the fourth quarter of fiscal 2013; our expectations to spend more in marketing and advertising in support of our growth strategy in the long term and that spending in such areas will eventually rise; our continuing focus on capacity expansion as well as investing in the maintenance and health of our infrastructure and systems, particularly in operations and IT; our outlook for capital expenditures for fiscal 2013; our focus for our capital structure, including first using our net cash balance to invest in our business and provide us optimal flexibility to address opportunities that might arise in the market, and, to the extent that we believe there is excess cash beyond that, potentially buying back our stock or debt, depending on the circumstances; our belief regarding continuing strength in our core firearm business and in the overall U.S. consumer market for firearms; the possibility of ongoing high levels in our backlog; our belief that inventory in the consumer channel is severely depleted as demand outstripped the availability of our products; our intent to remain focused on our long-term growth strategy; our belief of the possibility that excess orders by some firearm retailers to our distributors may have resulted in our distributors placing excess orders with us, thereby potentially inflating our backlog; our inability to ascertain whether there is excess in our backlog; the outcome of the conclusion of our Walther distribution agreement, including our focus solely on our reciprocal manufacturing agreements; our expectation that Walther sales in the fourth quarter of fiscal 2013 will be significantly lower; our success with new product innovation; our belief that our new product pipeline is very healthy and that we will continue to enhance it; our plan to only launch new products strategically, including when we are ready and when there is a need in the market; the results of our focus on staying prepared, as best we can, for changes in a very dynamic industry and marketplace, including by investing in marketing initiatives that communicate with the consumer and support our dealer base, continuing to add flexible capacity both internally and externally, investing in the latest manufacturing technologies, seeking process improvements and cost reductions, and improving the processes we use to operate our business and distribute products in the marketplace; our outlook for net sales and EPS for the fourth quarter of fiscal 2013 and for full year fiscal 2013; our expectations that backlog may continue to outstrip our ability to add production; our expectation for a continued increase in gross margins and for gross margins and operating margins for the full year; out outlook for our non-GAAP Adjusted EBITDAS, tax rate, and weighted average share count for the full year; our belief that we are prepared and insulated should there be a softening in demand; the success of our contingency plans for multiple scenarios, including our objective to preserve margins and in-house unit volumes and to avoid an overhead absorption issue; our belief that our backlog gives us a real sense for the acceptance of our products in the marketplace; our expectation to give guidance for fiscal 2014 next quarter; our belief that our gross margins are sustainable overall; our focus on the drivers of growth, cost, and efficiency and our belief that we are not overly reliant on any single driver; our intent to continue executing on value-adding initiatives for our drivers; our success with our objective of share gain; the potential for lower incentive compensation if sales are lower in fiscal 2014; the success of outsourcing to support our capacity growth, including our intent not to let our outsourcing component get too large and not become overly reliant on it, but to be big enough to provide insulation and to allow for accelerated growth; our expectation that commodity costs will not change in substantial amounts that would cause concern; our intention to strategically review and evaluate any potential acquisitions that opportunistically come along; the success of our best use of cash evaluation process; the success of one of our primary objectives of reinvesting in our business; the outcome of our ongoing processes, including investing in capacity, deploying a new ERP system, making infrastructure improvements, potential vertical integration initiatives, and new product development; our intention to make additions and enhance our family of polymer pistols; our intention to roll out marketing programs, but that some increased marketing costs may be deferred; the outcome of our continuing focus on cost efficiencies so that we can leverage our fixed costs; our desire to meet our current model in the fourth quarter of fiscal 2013 and beyond; our intention to possibly refine our model and take a new approach for next year; our intent to be defenders of the Constitution and the Second Amendment; the outcome of the “Preserve Your Rights” campaign; and our expectation to attend the Deutsche Bank conference in Boston on March 6, 2013 and the Roth Conference in California on March 19, 2013. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2012.

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We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 5, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: March 5, 2013	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 5, 2013.